Exhibit 99

BASSETT INDUSTRIES ALTERNATIVE

ASSET FUND, L.P.

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2004

A CLAIM OF EXEMPTION FROM CERTAIN REGULATORY REQUIREMENTS HAS BEEN FILED WITH THE COMMODITY FUTURES TRADING COMMISSION PURSUANT TO REGULATION 4.7 BY THE COMMODITY POOL OPERATOR OF BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

CONTENTS

Affirmation of the Commodity Pool Operator	1

Independent Auditors’ Report	2

Financial Statements

Statement of Financial Condition	3

Statement of Operations	4

Statement of Changes in Partners’ Capital	5

Statement of Cash Flows	6

Condensed Schedule of Investments	7

Notes to Financial Statements	8-10

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of the knowledge and belief of the undersigned, the information contained in the annual report for the year ended December 31, 2004 is accurate and complete.

Louis W. Moelchert, Jr.,
Managing Member of Private Advisors, L.L.C., General Partner of Bassett Industries Alternative Asset Fund, L.P.

Commodity Pool Operator:

Private Advisors, L.L.C.

1801 Bayberry Court, Suite 303

Richmond, VA 23226

(804) 289-6000

Commodity Pool:

Bassett Industries Alternative Asset Fund, L.P.

INDEPENDENT AUDITORS’ REPORT

To the Partners of Bassett Industries Alternative Asset Fund, L.P.

We have audited the accompanying statement of financial condition of Bassett Industries Alternative Asset Fund, L.P., including the condensed schedule of investments, as of December 31, 2004, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the management of Bassett Industries Alternative Asset Fund, L.P. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bassett Industries Alternative Asset Fund, L.P. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Roseland, New Jersey

March 31, 2005

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF FINANCIAL CONDITION

December 31, 2004

ASSETS
Investments in private investment companies, at fair value (cost $28,653,258)	$47,462,451
Redemptions receivable from private investment companies	250,000
Cash and cash equivalents	101,499

$47,813,950

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities
Management fee payable	$114,684
Other expenses payable	11,856

Total liabilities	126,540
Partners’ capital	47,687,410

$47,813,950

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

Investment income, interest	$8,689

Expenses
Management fee	454,694
Other expenses	26,357

Total expenses	481,051

Net investment income (loss)	(472,362)
Equity in net earnings (loss) of investments in private investment companies	6,080,901

Net income	$5,608,539

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year Ended December 31, 2004

	General Partner	Limited Partner	Total
Partners’ capital, beginning of period	$17,628	$45,861,243	$45,878,871
Capital withdrawals	—	(3,800,000)	(3,800,000)
Allocation of net income	2,268	5,606,271	5,608,539

Partners’ capital, end of period	$19,896	$47,667,514	$47,687,410

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2004

Cash flows from operating activities
Net income	$5,608,539
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Equity in net (earnings) loss of investments in private investment companies	(6,080,901)
Changes in operating assets and liabilities:
Investments in private investment companies	4,177,999
Redemptions receivable from private investment companies	(250,000)
Management fee payable	114,684
Other expenses payable	4,417

Net cash provided by (used in) operating activities	3,574,738
Net cash provided by (used in) financing activities
Capital withdrawals	(3,800,000)

Net change in cash and cash equivalents	(225,262)

Cash and cash equivalents, beginning of period	326,761

Cash and cash equivalents, end of period	$101,499

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS

December 31, 2004

	Redemptions Permitted	Percentage of Partners’ Capital	Fair Value
Investments in private investment companies, at fair value
United States
Direct lending
Styx Partners, L.P.	Annually	40.7%	$19,412,559
Distressed
Contrarian Capital Trade Claims, L.P.	Quarterly	15.9	7,564,362
Multi-Strategy
HBK Fund, L.P. (owned .79%)	Quarterly	22.7	10,823,000
* Securities sold short Government Bonds
US Treasury, interest rates 2.63% - 4.38%, maturities May 2007 - December 2009, valued at $2,686,865,000, the Fund’s proportionate share of this investment is $ 5,483,307
UK Treasury, interest rates 4.00% - 5.75%, maturities March 2008 - December 2009, valued at $2,055,949,000, the Fund’s proportionate share of this investment is $ 4,195,745
Merced Partners Limited Partnership	Annually	19.1	9,116,693

Total multi-strategy		41.8	19,939,693
Other		1.1	545,837

Total investments in private investment companies (cost $ 28,653,258)		99.5%	$47,462,451

*	These investments are disclosed because the Fund’s proportionate share of these investments exceeds 5% of the Fund’s partners’ capital.

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

Bassett Industries Alternative Asset Fund, L.P. (the “Fund”), a Delaware limited partnership, commenced operations on July 1, 1998. The Fund is managed by Private Advisors, LLC (the “General Partner”). Bassett Furniture Industries, Inc. and the General Partner are currently the only partners.

The objective of the Fund is to achieve consistent, positive returns, while attempting to reduce risk and volatility, by placing its capital with a variety of private investment companies and experienced portfolio managers. Such hedge funds and portfolio managers will employ a variety of trading styles or strategies, including, but not limited to, convertible arbitrage, merger or risk arbitrage, distressed debt, long/short equity, multi-strategy and other market-neutral strategies. The General Partner has discretion to make all investment and trading decisions, including the selection of portfolio managers. The General Partner will select portfolio managers on the basis of various criteria, including, among other things, the manager’s investment performance during various time periods and market cycles, the company’s infrastructure, and the manager’s reputation, experience, training and investment philosophy. In addition, the General Partner will require that each portfolio manager have a substantial personal investment in the investment program. Refer to the Fund’s offering memorandum for more information.

Cash and Cash Equivalents

The Fund considers its investment in short-term money market funds to be a cash equivalent.

Investments in Private Investment Companies

In accordance with the Limited Partnership Agreement, investments in private investment companies are valued by the General Partner at fair value utilizing the net asset valuations provided by the underlying private investment companies, unless the General Partner determines some other valuation is more appropriate. A majority of the underlying investments of the private investment companies is comprised of cash and cash equivalents and readily marketable securities.

Investment Income

Interest is recognized on the accrual basis.

Income Taxes

The Fund does not record a provision for income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. The financial statements reflect the Fund’s transactions without adjustment, if any, required for income tax purposes.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the General Partner to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

2.	Partners’ capital

In accordance with the Limited Partnership Agreement, profits and losses of the Fund are allocated to partners according to their respective interests in the Fund.

Limited partners have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Fund as specified in the Limited Partnership Agreement.

3.	Related party transactions

The Fund pays the General Partner, a quarterly management fee equal to 0.25% (1.0% per annum) of the Fund’s net asset value at the beginning of each quarter.

4.	Investments in private investment companies

As of December 31, 2004, the Fund invested in other private investment companies, none of which were related parties.

The following table summarizes the Fund’s investments in private investment companies as of December 31, 2004. Private investment companies in which the Fund invested 5% or more of its partners’ capital are individually identified, while smaller investments are aggregated. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 1.0% to 1.5% annually of net assets and performance incentive allocations equal to 20% of net profits earned.

Investment	% of Partners’ Capital	Fair Value	Net Earnings	Annual Fee Percentages*
				Management	Incentive
Styx Partners, L.P.	40.7%	$19,412,559	$1,816,396	1.00%	20.00%
HBK Fund, L.P.	22.7	10,823,000	1,197,000	1.50	20.00
Merced Partners Limited Partnership	19.1	9,116,693	1,670,962	1.50	20.00
Contrarian Capital Trade Claims, L.P.	15.9	7,564,362	1,374,263	1.50	20.00
Other Funds	1.1	545,837	22,280

Total	99.5%	$47,462,451	$6,080,901

*	The General Partner was unable to obtain the specific fee amounts for the above funds. The applicable fee percentage was substituted for the fee amounts.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

5.	Financial highlights

Financial highlights for the year ended December 31, 2004 are as follows:

Total return	12.9%

Ratio to average limited partner’s capital Expenses	1.1%

Net investment income (loss)	(1.0)%

Financial highlights are calculated for the limited partner. The ratios do not reflect the Fund’s proportionate share of income and expenses of the underlying private investment companies.